Acquisition of ProBuild Creating a Diversified National Pro Dealer April 13, 2015 Exhibit 99.2

Disclaimer

Before we begin, I would like to remind you that during the course of this conference call, management may make statements that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, such statements are considered forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. You are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource on the date hereof. Builders FirstSource undertakes no obligation to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s growth strategies, including gaining market share, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. The Company may not succeed in addressing these and other risks. Further information regarding factors that could affect the Company’s financial and other results can be found in the risk factors section of Builders FirstSource's most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Consequently, all forward-
looking statements made on this call are qualified by the factors, risks and uncertainties contained therein.
In addition, there are significant risks and uncertainties relating to Builders FirstSource's proposed acquisition and ownership of ProBuild, including: (a) the failure to receive, on a timely basis or otherwise, the required approvals from government and regulatory authorities in connection with the transaction, and the terms of those approvals; (b) the representations, warranties and indemnifications by the sellers of ProBuild are limited in the securities purchase agreement, and the Builders FirstSource’s diligence into the business has been limited and, as a result, the assumptions on which its estimates of future results of the business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the acquisition or exposure to material liabilities; (c) using debt to finance, in part, the acquisition will substantially increase Builders FirstSource’s indebtedness; (d)
Builders FirstSource’s obligation to close the acquisition is not conditioned on the completion of its debt or equity financing, and, under certain circumstances, if
Builders FirstSource fails to satisfy its obligation to consummate the acquisition or fails to obtain certain regulatory approvals, Builders FirstSource may be required to pay a termination fee that could have an adverse effect on Builders FirstSource's ability to fund its operations and meet its obligations under its outstanding debt instruments; (e) the inability of Builders FirstSource to successfully integrate ProBuild’s operations and realize anticipated benefits of the acquisition; and (f) the ability to attract and retain key personnel and to maintain relationships with customers, suppliers or other business partners, including those of ProBuild. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on Builders FirstSource’s future results.
Finally, in no way does this call constitute an offer to sell or the solicitation of an offer to buy any securities of Builders FirstSource or any other issuer, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Today’s Presenters Floyd F. Sherman Chief Executive Officer Chad Crow President, Chief Operating Officer & Chief Financial Officer 3

Builders FirstSource’s Acquisition of ProBuild
Builders FirstSource today announced that it has entered into an agreement to acquire ProBuild in an all-cash transaction valued at approximately $1.63 billion. As part of the transaction, Builders
FirstSource will also assume certain liabilities.
Creates Diversified National Pro Dealer with Approximately $6 Billion in Sales
Positions Combined Company to Capitalize on Continued Recovery in Housing Market
Significantly Enhances Product Offering, Services and Capabilities Across Broader Operating Footprint
Significantly and Immediately Accretive to Earnings with Strong Long-Term Growth Potential

Combination Expected to Generate $100 Million - $120 Million in Annual Run-Rate Cost Savings Within Two Years

Transaction Overview
Purchase Price $1.63 billion
Form of
Consideration
All-Cash
Cost Savings
$100 million to $120 million annual run-rate, pre-tax savings within two years
(1)
Financial Impact
Transaction is expected to be significantly and immediately accretive to EPS
Incremental net present value of approximately $105 million from tax benefits
Combined company is expected to generate significant cash flow
Pro Forma Net Debt / Adj. EBITDA of 5.6x
(2)
Financing
Fully committed financing
$1.6 billion from new debt
$100 million from a marketed equity issuance
Assumption of $300 million of lease finance obligations
Timing and Closing
Conditions
Customary regulatory approvals and closing conditions
Expected to close in 2H 2015
5
(1) Excludes estimated one-time costs of $90 million to $100 million to implement cost savings.
(2) Based on LTM Pro Forma adjusted EBITDA of $376 million as of 12/31/2014. Includes $110 million annual, run-rate cost savings, mid-point of the expected range. See EBITDA reconciliations on pages 18 and 19.

1981
1999
2003
2004
2006

LUMBER
U.S.
Builders FirstSource
STOCK Building Supply
BMC

Builders FirstSource

Overview of ProBuild Holdings, Inc.
Company Overview
ProBuild Holdings, Inc. (“ProBuild”) is one of the largest
distributors of building materials in the United States
Operates lumberyards, component facilities, millwork
shops, gypsum yards and retail stores across the U.S.
Leading national pro dealer
Strategic partner with its customers and suppliers
Owned by FMR LLC, the parent company of Fidelity
Investments
2014 Revenue: $4.4 billion (1)
2014 Adj. EBITDA: $190 million (2)
Creation of ProBuild (1855 to 2008)
1997: Acquired and taken
private by FMR
2006
2008
(2006)
2004
The Contractor Yard (1946)
Moore’s Lumber (1956)
HD Supply’s
LBM
Operations
Laird Norton (1855)
Lanoga
(1978)
UBC
(1962)
Hayes-Lucas Lumber
Botsford Lumber
Spenard (1952)
Strober (1912)
Lumbermens (1895)
Dixieline (1913)
Home Lumber (1952)
Wickes Lumber (1854)
Wolohan Lumber (1964)
Hope Lumber (1907)
Leeds Building Products
(1990)
2005
ProBuild Locations (4) # of Locations (4)
Lumberyard 248
Millwork Shop 35
Component Plant 34
Gypsum Branch 28
Home Center 19
Diversified Operations
(#) Presence in Top 100 MSAs.
(71) (55) (17) (27) (24) (20)
Substantial Geographic Reach
National Locations (3) and
MSA Coverage
Source: ProBuild presentations, company websites and filings.
(1) Excludes closed operations.
(2) See reconciliation on page 19.
(3) Based on most recent company reports. ProBuild is as of 12/31/2014. Figures do not account for co-located branches located on a single site.
(4) As of 12/31/14, does not account for co-located branches located on a single site.
6
364
257
90
80
65
52

Transaction Economics
Total Transaction Value: $1.82 billion
(1)
2014A ProBuild
Adj. EBITDA
(2)
w/ Cost Savings
(3)
$ Millions Purchase Multiple
$190 9.6x
$300 6.1x
Attractive Purchase Multiple Leading to Significant Returns
(1) Based on $1.63 billion purchase price plus assumption of $300 million of lease finance obligations less $105 million net present value of tax benefits.
(2) See reconciliation on page 19.
(3) Based on $110 million annual, run-rate cost savings, mid-point of the expected range. Excludes estimated one-time costs of $90 million to $100 million to implement cost savings.

Transformative Impact
Acquisition of ProBuild Is a Transformative Transaction for Builders FirstSource
Source: Company filings.
Note: All figures are for the year ended 12/31/2014.
(1) Pro Forma adjustments to include the full-year impact of completed BLDR acquisitions and related cost synergies.
(2) Adjusted for closed operations.
(3) Impact of lease finance obligations included in interest expense. See reconciliation on page 19.
(4) Mid-point of the expected range. Excludes estimated one-time costs of $90 million to $100 million to implement cost savings.
($ in millions)
Builders
FirstSource ProBuild
Cost Savings
Pro Forma Total
Sales $1,660 $4,430 $6,090
Adj. EBITDA $76 $190 $110 $376
% Margin 4.5% 4.3% 6.2%
(2)(3)
(2) (1)
(1)

(4)

Builders FirstSource and ProBuild: Value Creating Combination
Greater Diversification
& Scale
1
Improved Geographic
Footprint
2
Expanded Sales of Higher
Margin Products
3
Significant Cost Savings
4
National footprint
Presence in 74 of the top 100 and 24 of the top 25 MSAs
Limited overlapping regional coverage
Expected continued growth in the housing market driving top line growth
Steadily improving margins from product mix, enhanced by cost savings
Transaction is expected to be significantly and immediately accretive to EPS
Combined company will generate ~$6 billion in sales
More balanced end customer exposure
More diversified sales by region
Anticipated $100 million to $120 million annual run-rate cost savings within two years
Implemented through network optimization, procurement savings and general and administrative cost savings
Favorable Timing, Growth
Potential & Financial Impact
5
Further diversification to higher margin products
Drive value-added sales
Deleverages materially over the next three years
Bolstered by strong liquidity and free cash flow
Free cash flow growth enhanced by recovering housing sector
Significant Cash Flow
Generation Supports
Deleveraging
6

Builders FirstSource
ABC Supply Co. Inc.
PRCBuild
84 LUMBER
Builders FirstSource
BMC
STOCK Building Supply

Builders FirstSource

Greater Diversification and Scale
(1) BLDR 2014 sales includes Pro Forma adjustment for 2014 acquisitions.
(2) Excludes closed ProBuild operations.
(3) ProBuild actual sales figure taken from filings.
Sales by End Use
(1)
Sales by Geography
(1)
BLDR
2014 Sales
Pro Forma
2014 Sales (2)
Pro Forma
2014 Sales (2)
BLDR
2014 Sales
Pro Dealers 2013A Total Net Sales
Denotes LBM Dealer
Pro Forma
1
10
Source: ProSales Magazine
sales ranking for 2013
(3)
New Residential
73%
Remodeling
22%
Commercial & Other
5%
New Residential
85%
Remodeling
5%
Commercial & Other
10%
Southeast
63%
South Central
22%
Northeast
15%
Southeast
31%
South
Central
21%
Northeast
20%
Midwest
11%
Northwest
8%
Alaska
5%
California
4%
$5,713
$4,991
$4,223
$2,279
$2,200
$2,143
$1,490
$1,245
$1,200  $1,197

Improved Geographic Footprint
2
Source: Builders FirstSource Management, U.S. Census.
(1) Based on most recent company reports. ProBuild is as of 12/31/2014. Figures do not account for co-located branches located on a single site.
(2) Top Metropolitan Statistical Areas (MSAs) based on 2014 Single Family Home Building Permits per U.S.
Census data.
BLDR ( 80 Locations)
(1)
ProBuild (364 Locations)
(1)
Presence in Top 100 MSAs
(2)
Pro Forma U.S. Coverage with Limited Overlapping Regional Coverage
11
27
71
74
BLDR ProBuild Pro Forma

4.5%
4.3%
0.5%(4)
3.8%
6.2%
Builders FirstSource
PROBuild

Expanded Sales of Higher Margin Products
Source: Company presentations and filings.
(1) Does not sum directly due to rounding of displayed product category values.
(2) Other contains siding, metal & concrete products, roofing & insulation, install sales, hardware tools & fasteners and home center products for ProBuild. Other contains various products including hardware, composite materials, roofing and insulation for BLDR.
(3) BLDR 2014 sales and EBITDA include Pro Forma adjustment for 2014 acquisitions. See reconciliation on page 18.
(4) Impact of lease finance obligations included in interest expense. See reconciliation on page 19.
(5) Pro Forma adjustments to include the full-year impact of completed BLDR acquisitions and cost savings of $110 million, mid-point of the expected range. Excludes estimated one-time costs of $90 million to $100 million to implement cost savings.
2014 Sales by Product Category
Value-added Products
Lumber
Components
Millwork
Other (2)
BLDR
(3)
ProBuild
53% (1) 32% (1)
Conclusion:
BLDR brings significant
expertise selling value-added
products to combined business
2014 Adjusted EBITDA Margin
12
Pro Forma (5)
(3)
33%
32%
20%
15%
39%
17%
15%
29%
3

Significant Cost Savings Potential
Estimated Run Rate Cost Savings of $100mm to $120mm Focus on Integration and Cost Savings Realization
($ in Millions)
Network
Consolidation
~20%
Procurement
~35%
General &
Administrative
~45%
BLDR has successfully acquired and integrated 35
businesses since its inception
Clear path to identifiable and achievable savings
Run-rate cost savings represent ~2% of Pro Forma
combined costs
Integration strategy in process with defined objectives
$79
$102
$110
Year 1 Year 2 Year 3
(1)
Actions taken
to realize 72%
of run-rate
savings by the
end of Year 1
Source: Builders FirstSource management.
(1) Mid-point of the expected range. Excludes estimated one-time costs of $90 million to $100 million over two years to implement cost savings.
13
Actions taken
to realize 72%
of run-rate
savings by the
end of Year 1

2012 – 2014
CAGR: 151%
PRCBuild
Builders FirstSource

Builders FirstSource

1,231
1,273
1,359
1,499
1,611
1,716
1,465
1,046
622
445
471
431
535
618
647
747
1,037
338
329
346
349
345
353
336
309
284
109
116  178
245
307
356
362
363
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
925
1,003
1,109
1,400
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E 2016E
Total Housing Starts
2014 Starts 1,003 2014 % growth to Peak 106.2%
Peak ('05) 2,068 2014 % growth to Median 46.9%
Long-Term Median 1,473 CAGR ('14 to '16) 18.1%
6
61
76
53
125
190
110
$60
$187
$376
2012A 2013A PF 12/31/14
Favorable Timing and Growth Potential
Source: Builders FirstSource management, U.S. Census Bureau, National Association of Homebuilders.
(1) Mid-point of the expected range. Excludes estimated one-time costs of $90 million to $100 million to implement cost savings.
(2) Pro Forma adjustments to include the full-year impact of completed BLDR acquisitions and related cost synergies.
(3) See reconciliation on page 19.
(4) Median housing starts from 1954 through 2014.
Adj. EBITDA
($ in Millions)
Median U.S. Housing Starts Forecast
(Units in Thousands)
Median: 1,473 (4)
Multi-Family Homes
Single Family Homes
Margins
BLDR:
ProBuild:
Pro Forma:
0.6
1.5
1.3%
4.1
3.0
3.3%
4.5 (2)
4.3 (3)
6.2%
Consistent growth to adjusted EBITDA
and margins
Strong momentum lifting sales
Adjusted EBITDA reflects substantial
internal improvements
Significant cost savings meaningfully
enhance EBITDA and margins
Resulting in significant earnings accretion
and long-term earnings growth
(1)
14
(4)
5
Cost Savings

Significant Cash Flow Generation Supports Deleveraging
6
6
Net Debt / Pro Forma Adjusted EBITDA
(1)
Source: Builders FirstSource management.
(1) Pro Forma adjustments to include the full-year impact of completed BLDR acquisitions and cost savings of $110 million, mid-point of the expected range. Excludes estimated one-time costs of $90 million to $100 million to implement cost savings.
(2) Net funded debt of $1.8 billion excludes assumed and existing lease finance obligations of $304 million. Lease Adjusted
EBITDA includes $21.3 million in expenses related to lease finance obligations.
(3) Net debt of $2.1 billion includes assumed lease finance obligations of $300 million.
(4) Includes $30.1 million revolver draw and $17.8 million cash at 12/31/2014. Based on BLDR Pro Forma
EBITDA of $75.5 million. See reconciliation on page 18.
(5) Figures as of 12/31/2014.
Pro Forma net funded debt of $1.79 billion
at close
(2)
– 5.0x PF 2014 Lease Adjusted EBITDA of
$355 million
(1)(2)
– Pro Forma net debt including assumed
lease finance obligations of 5.6x PF 2014
Adjusted EBITDA of $376 million
(1)(3)
Strong liquidity position with ~$400 million of
liquidity at closing
Expect deleveraging driven by:
– Cost savings realization
– Earnings expansion
– Strong free cash flow generation
enhanced by recovering housing sector
– Low ongoing capital expenditure
– Utilization of tax assets
15
Net Funded Debt / Pro Forma Lease Adjusted EBITDA
Net Debt / Pro Forma Adjusted EBITDA
(2)
(3)
Deleverages
materially in
first 3 years
(2)
(3)
(4)
(5)
5.0x
4.8x
5.6x
BLDR Status Quo
12/31/2014
Pro Forma at
Close
Within 3 Years

An Exciting Opportunity to Drive Growth and Create Significant Shareholder
Value
Consistent with Growth Strategy
Enhanced Free Cash Flow Generation / Expected Deleveraging
Significant Cost Savings
Attractive Multiple / Returns Above Cost of Capital
Enhances Geographic Presence and Diversity
Optimal Timing in Housing Recovery
Creates Significant Shareholder Value

Appendix

Reconciliation of GAAP to Adjusted Measures
Builders FirstSource Adjusted EBITDA Reconciliation
Source: Builders FirstSource management.
(1) Pro Forma adjustments to include the full-year impact of completed BLDR acquisitions.
18
Fiscal Year
($ in millions) 2012A 2013A 2014A
Net Income (Loss) ($56.9) ($42.7) $18.2
Reconciling Items:
Depreciation & Amortization $11.1 $9.3 $9.5
Interest Expense 45.1 89.6 30.3
Income Tax Expense 0.6 0.8 1.1
Loss from Discontinued Operations, Net of Tax 2.4 0.3 0.4
Stock Compensation Expense 3.6 4.2 6.2
Litigation Settlement (0.6) -- --
Transaction Costs -- -- 0.6
Facility Closure Costs 1.0 (0.0) 0.5
Other 0.0 (0.3) 0.0
Adjusted EBITDA $6.4 $61.3 $66.8
Plus: Pro Forma Adjustments for Previous Acquisitions
(1)
-- -- 8.7
Pro Forma Adjusted EBITDA $6.4 $61.3 $75.5

Reconciliation of GAAP to Adjusted Measures (Cont’d)
ProBuild Adjusted EBITDA Reconciliation
Source: ProBuild management.
(1) 2012, 2013 and 2014 figures include $21.0 million, $21.0 million and $21.3 million, respectively, in expenses related to lease finance obligations.
Fiscal Year
($ in millions) 2012A 2013A 2014A
Net Loss Attributable to PBH Inc. ($13.1) ($19.1) ($11.2)
Minority Interest ($148.4) ($21.6) $36.4
Net Income (Loss) ($161.5) ($40.7) $25.2
Reconciling Items:
Depreciation and Amortization $91.4 $69.0 $62.8
Interest Expense 61.9 58.7 54.7
Income Tax Expense 1.5 1.5 0.6
Long-Term Bonus 2.8 2.1 3.7
LIFO Expense 13.9 12.4 6.5
(Gain) Loss on Sale 0.4 0.0 (0.4)
(Income) Loss from Closed Operations 19.2 (1.2) 21.6
Held for Sale Impairment 3.5 4.5 2.0
Non-Recurring Charges 7.1 12.1 6.0
Impairments and Other Extraordinary Adjustments 13.1 6.9 (0.2)
Pro Forma Adjustments -- -- 7.7
Pro Forma Adjusted EBITDA $53.3 $125.3 $190.4

(1)

Pro Forma Builders FirstSource Capitalization
Debt
Equity
Rollover $350 million of existing
BLDR Senior Secured Notes
New debt:
– $800 million ABL (estimated cost
L+150bps, drawn $295 million at
close excluding seasonal working
capital demand)
– $550 million Term Loan B
(estimated cost L + 450bps with
1.0% LIBOR floor)
– $750 million Senior Unsecured
Notes (estimated cost 8.5%)
$304 million in existing lease finance
obligations
(1)
$100 million in new equity via a
marketed follow-on offering
(1) Includes $4 million of existing Builders FirstSource lease finance obligations.
(2) Excludes assumed ProBuild lease finance obligations of $300 million and $4 million of existing Builders
FirstSource lease finance obligations.
(3) Includes $110 million annual, run-rate cost savings, mid-point of the expected range.
(4) Lease Adjusted EBITDA includes $21.3 million in expenses related to lease finance obligations. Includes
$110 million annual, run-rate cost savings, mid-point of the expected range.
Pro Forma Builders FirstSource Capitalization
20
Liquidity
~ $400 million of liquidity at closing
($ in millions)
As of
12/31/2014
Cash and Cash Equivalents $158
Existing BLDR Debt
(1)
$354
New Debt 1,595
Lease Finance Obligations 300
Total Debt $2,249
Net Debt $2,091
Net Funded Debt
(2)
1,787
LTM Adj. EBITDA (12/31/2014)
(3)
$376
LTM Lease Adj. EBITDA (12/31/2014)
(4)
355
Credit Statistics
Total Debt / LTM Adj. EBITDA
(3)
6.0x
Net Debt / LTM Adj. EBITDA
(3)
5.6x
5.0x
Net Funded Debt / LTM Lease Adj. EBITDA
(2)(4)

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the possible acquisition of shares of common stock of Builders FirstSource by JLL Partners Fund V. L.P and Warburg Pincus Private Equity IX, L.P,
pursuant to the terms of an Equity Commitment Letter entered into among such persons and the Company. In connection with the foregoing issuance of Builders FirstSource common stock, the Company expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) as required by the rules of the NASDAQ Stock Market. INVESTORS AND SECURITY HOLDERS OF BUILDERS FIRSTSOURCE ARE
UREGED TO READ THESE MATERIALS (INCLUDING ANY AMMENDMENTS OR SUPPLEMENTS THERETO)
THAT BUILDERS FIRSTSOURCE WILL FILE WITH THE SEC WHEN THEY BECOME AVAIALBLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUCH ISSUANCE. The preliminary proxy statement and the definitive proxy statement, in each case as applicable (when they become available), and any other documents filed by Builders FirstSource with the SEC, may be obtained free of charge at the SEC’s website at
www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Builders FirstSource’s website, investors.bldr.com, or by contacting our Investor Relations department in writing at
2001 Bryan St., Suite 1600, Dallas, Texas, 75201.
Builders FirstSource and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Builders FirstSource’s stockholders with respect to the possible issuance of Builders FirstSource common stock pursuant to the terms of the equity commitment letter. Information about Builder FirstSource’s directors and executive officers and their ownership of the Company’s common stock is set forth in Builders
FirstSource’s Annual Report of Form 10-K for the fiscal year ended December 31, 2014, which was filed with the
SEC on March 3, 2015 and its proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the
SEC on April 11, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, will be set forth in the proxy statement to be filed with the SEC in connection with the possible issuance of Builders FirstSource common stock pursuant to the terms of the equity commitment letter.